UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22773

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.

(Exact name of registrant as specified in charter)

BROOKFIELD PLACE

250 VESEY STREET

NEW YORK, NEW YORK 10281-1023

(Address of principal executive offices) (Zip code)

KIM G. REDDING, PRESIDENT

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.

BROOKFIELD PLACE

250 VESEY STREET

NEW YORK, NEW YORK 10281-1023

(Name and address of agent for service)

Registrant’s telephone number, including area code: (855) 777-8001

Date of fiscal year end: June 30, 2013

Date of reporting period: June 30, 2013

Item 1. Reports to Shareholders.

Brookfield Investment Management

IN PROFILE

Brookfield Asset Management Inc. is a global alternative asset manager with over $183 billion in assets under management as of June 30, 2013. Brookfield has over a 100-year history of owning and operating assets with a focus on property, renewable power, infrastructure and private equity. The company offers a range of public and private investment products and services, which leverage its expertise and experience and provide it with a competitive advantage in the markets where it operates. On behalf of its clients, Brookfield is also an active investor in the public securities markets, where its experience extends over 30 years. Over this time, the company has successfully developed several investment operations and built expertise in the management of institutional portfolios, retail mutual funds, and structured product investments.

Brookfield’s public market activities are conducted by Brookfield Investment Management, a registered investment adviser. These activities complement Brookfield’s core competencies and include global listed real estate and infrastructure equities, corporate high yield investments, opportunistic credit strategies and a dedicated insurance asset management division. Headquartered in New York, NY, Brookfield Investment Management maintains offices and investment teams in Toronto, Chicago, Boston and London and has over $10 billion of assets under management as of June 30, 2013.

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

© Copyright 2013. Brookfield Investment Management Inc.

[THIS PAGE IS INTENTIONALLY LEFT BLANK]

LETTER TO STOCKHOLDERS

Dear Stockholders,

I am pleased to provide the first Annual Report for Brookfield Mortgage Opportunity Income Fund Inc. (“BOI” or the “Fund”) for the period from commencement of investment operations on March 26, 2013 to June 30, 2013.

Recent trends in the broad investment market have been marked by volatility, as positive performance in the beginning of the period was followed by enhanced investor anxiety. Overall confidence was buoyed in April and early May by continued signs of stabilization and modest growth within the U.S. economy. However, investor sentiment reversed significantly following indications the Federal Reserve may begin to taper monetary stimulus later this year, causing interest rates to spike and capital markets to falter. Importantly, we believe the Federal Reserve will only reduce stimulus to the extent the economy is faring well and will continue to provide sufficient accommodation as needed. We also note that significant economic tail risks are diminishing and the recovery of the U.S. housing market is progressing at a pace faster than expected, which should provide positive catalysts for investment performance.

Within this environment, demand for income-producing asset classes was shaped by broader capital market volatility, as positive sentiment turned more uncertain following the back-up in interest rates. However, fundamentals of these asset classes generally continued to improve. In particular, securitized products benefited from continued recoveries in the commercial and residential property markets, improving credit provision, lower delinquency levels and generally stronger trends in inventory. We also witnessed an increase in new issuance in the commercial mortgage-backed securities (“CMBS”) and non-Agency residential mortgage-backed securities markets (“RMBS”) over the period.

Our strategy moving forward is focused upon current income as well as capturing the upside potential within the RMBS and CMBS markets. We believe that while some uncertainties persist, these securities offer attractive relative value and meaningful current yield, especially within a low rate, low growth environment. We acknowledge challenges to future performance, including evolving regulation and fiscal policy as well as uncertainty over the timing and magnitude of changes to U.S. monetary policy. However, we believe there is considerable potential for positive performance in the year ahead, particularly as the U.S. housing market recovery continues to accelerate.

In addition to performance information, this report provides an overview of market conditions and a discussion of factors affecting the Fund’s investment performance, together with the Fund’s audited financial statements, including the schedule of investments as of June 30, 2013.

We welcome your questions and comments, and encourage you to contact our Investor Relations team at (855) 777-8001 or visit us at www.brookfieldim.com for more information. Thank you for your support.

Sincerely,

Kim G. Redding

President

2013 Annual Report        1

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.

OBJECTIVE AND STRATEGY

Brookfield Mortgage Opportunity Income Fund Inc. (the “Fund”) is a diversified, closed-end fund whose primary objective is to provide high total return, including short and long-term capital gains and a high level of current income. The Fund pursues this objective by investing and actively managing a portfolio consisting primarily of U.S. Treasury, mortgage-backed, asset-backed and high-yield corporate securities. No assurance can be given that the Fund’s investment objectives will be achieved.

Investment Risks: Investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Bonds with longer-term maturities generally are more vulnerable to interest rate risk, which is the risk that the issuer will not make interest or principal payments when due. An economic downturn or period of rising interest rates could adversely affect the ability of issuers, especially issuers of below-investment grade debt, to service their obligations and an unanticipated default could cause the Fund to experience a reduction in value of its shares. The Fund’s investments in mortgage-backed or asset-backed securities that are subordinated to other interests in the same pool may increase credit risk to the extent that the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. Below-investment grade bonds are also subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities. Leverage creates an opportunity for an increased return to common stockholders, but unless the income and capital appreciation, if any, on securities acquired with leverage proceeds exceed the costs of the leverage, the use of leverage will diminish the investment performance of the Fund’s shares. Use of leverage may also increase the likelihood that the net asset value of the Fund and market value of its common shares will be more volatile, and the yield and total return to common stockholders will tend to fluctuate more in response to changes in interest rates and creditworthiness.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the period from the Fund’s commencement of operations on March 26, 2013 to June 30, 2013, Brookfield Mortgage Opportunity Income Fund Inc. (NYSE: BOI) had a total return based on net asset value of -2.72% and a total return based on market price of -6.44%, which assumes the reinvestment of dividends and is exclusive of brokerage commissions. Based on the NYSE closing price of $18.46 on June 30, 2013, the Fund’s shares had a dividend yield of 8.26%. The dividend yield is calculated as the annualized amount of the reporting period’s most recent monthly dividend declared, divided by the stated stock price.

The Fund’s performance over the period was primarily driven by the widening risk premia. Increased rhetoric from the Federal Open Market Committee (“FOMC”) about a reduction in Quantitative Easing (“QE”) led to an increase in volatility during the period. While the Fund had used only minimal leverage by the close of the period, the Fund’s capital was invested in assets with credit risk, principally Mortgage-Backed Securities (“MBS”) without a government guarantee. While interest rates also increased significantly over the period, the Fund maintained a low sensitivity to rising interest rates. The Fund’s duration, or the sensitivity of the net asset value to a 1% upward shift in interest rates, was less than 1 year as of June 30, 2013. Looking ahead, we believe the increased yields available on securities are an opportunity for us to deploy some additional capital.

MARKET ENVIRONMENT

The Fund is focused on opportunities available in the residential and commercial mortgage markets. The current emphasis of the Fund is on non-Agency mortgages, which we believe to be undervalued. The Fund seeks investments primarily in non-Agency MBS, Commercial Mortgage-Backed Securities and other mortgage-related investments to generate an attractive income, to maintain low duration, and to position for the recovery in real estate that we believe continues to gain momentum. Over the period ended June 30, 2013, the residential real estate market and the commercial real estate market continued to demonstrate a better than expected recovery. We also believe the recovery of the residential housing markets and commercial real estate markets will be additive to the U.S. economy.

2        Brookfield Investment Management Inc.

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.

Many of the fundamental underpinnings for housing showed marked improvement over the period, these include: demand, inventory, and delinquency rates. The most recent survey of bank lending officers, the Senior Loan Officer Survey, also showed a slight improvement in credit provision by banks. To date, however, the constraint in the mortgage markets has been limited access to credit, especially for non-Agency borrowers with weaker credit or non-Agency borrowers with higher loan-to-value ratios. We believe that expansion in credit could provide additional positive support to home prices and to the economy overall.

Within commercial real estate, top tier properties in major markets have enjoyed a significant recovery and we believe a broader commercial real estate market recovery has begun to develop. As the availability of commercial mortgage credit has improved, investors are considering opportunities beyond those major markets. Oversupply has not been an issue in this real estate cycle, as new construction virtually came to a halt during the financial crisis in 2008 and 2009 and, with the exception of the multi-family sector, remains extremely low. The lack of new construction should also support further recovery in values as demand for space returns and the lead times required to deliver new space keeps supply in check.

In addition, there has been an increase in new issuance in both the CMBS and non-Agency MBS markets. In our view, the secondary markets for seasoned securities continue to offer better opportunities to the Fund, than the new issue markets, given the discounted secondary securities benefit as the new issue market expands and provides additional opportunities for borrowers to refinance their loans.

On a calendar year-to-date basis, non-Agency mortgage-related securitized products remained one of the better performing asset classes, despite the pull-back in prices seen as volatility increased in May and June. In our view, the market reacted to a number of events in May. First, the market seized on increased rhetoric around “tapering” of the Fed’s asset purchase programs, particularly comments made by Fed Chairman, Ben Bernanke in May 2013. As well, in a May 22nd release, the minutes of the May FOMC Meeting revealed that some members of the Federal Reserve Board of Governors would recommend reducing the amount of bonds purchased through the monthly asset purchase program prior to year-end or, sooner than expected. Adding fuel to the fire, there was also a general lack of “bad” economic data, including a 28-week string of jobless claims below the 400,000 level. The improved economic position and more limited tail risk point toward the potential for the FOMC revisiting its QE programs.

The market responded to the improved economic data by pricing in an earlier reduction in Fed asset purchases than was contemplated prior to May, including the commensurate increase in rates. From the end of April through the end of June, the yield on the 10-Year U.S. Treasury note increased by approximately 85 basis points. Yield spreads for Agency MBS widened when compared to U.S. Treasury notes. As interest rates rise, the duration of Agency MBS increases, or extends. This growing duration often needs to be hedged, typically through sales of Agency MBS. Both REITs and mortgage servicers were sellers of Agency MBS in the first quarter of 2013. The Fund has no direct exposure to Agency MBS or securities guaranteed by the U.S. Government-Sponsored Enterprises (“GSEs”).

Since the end of May, yields for non-Agency MBS increased modestly. The increase in yields, in our view was related to an increase in volatility, however, it was also due, in part, to the timing of several larger sales. We saw the beginning of a string of several “expected” sales from Fannie Mae and Freddie Mac. The Federal Housing Finance Agency (“FHFA”) is targeting a 5% reduction in the “less liquid” portion of the portfolios held by Fannie Mae and Freddie Mac. To this end, on May 15th, Freddie Mac sold $1 billion of non-Agency RMBS, followed by Fannie Mae, on May 23rd, selling $1.9 billion of CMBS. The selling continued and on June 18th, Fannie Mae sold approximately $215 million of CMBS. The sales were primarily senior securities with investment grade ratings. Freddie Mac and Fannie Mae, in our view, are likely to have additional sales throughout the year. Additionally, within the next few months, we expect to see Fannie Mae or Freddie Mac buy protection on newly guaranteed residential loans in a preliminary effort to shed credit risk.

While the GSE sales were somewhat anticipated, there were also several unanticipated portfolio sales. At the end of April, Royal Park, the so called Fortis “Bad Bank” consisting of $14.9 billion in current face of Asset-Backed Securities and RMBS traded in a private transaction. On May 21st, a large auction of $8.7 billion was announced

2013 Annual Report        3

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.

for May 30th. This auction, the sale of the HBOS bad bank portfolio held by Lloyd’s, had broker dealers taking down $8.7 billion in current face value of non-Agency RMBS. Initially, based on Fed data, it appeared only $5 billion was sold to end accounts, resulting in a considerable, $3.5 billion (25%) addition to broker dealer balance sheets, at a time when new regulations have reduced available balance sheet substantially.

The impacts of sweeping bank regulation, in the form of Basel II (Europe only), Basel III and Dodd-Frank Wall Street Reform and Solvency II (Europe), remains a key issue. These bills have had several significant effects, not the least of which is a shrinking of broker dealer balance sheets across most products. The limits of these smaller balance sheets were tested in May and June as fund redemptions and selling increased. What we saw was much more limited liquidity across most credit-oriented products. We view this limited liquidity as an issue that will likely impact all markets as volatility increases. That said, limited liquidity was less a surprise in sectors like non-Agency MBS, where a healthy premium is paid for more limited liquidity, than it was in other sectors where there is a greater expectation of liquidity.

There are many signs that are supportive for non-Agency mortgages and mortgage-related securities. Some are highly visible, such as the increases seen in the home price index. Some are less visible, such as the recent increases in voluntary prepayment speeds seen across non-Agency mortgages, particularly within sectors that have seen far less opportunity to refinance due to credit or loan-to-value constraints. Given the discount price of our non-Agency MBS portfolio, we believe even the small improvements seen in access to credit, can be a meaningful positive to the cash flow that the securities receive. These are borrowers that have not, by and large, had access to low mortgage rates, or to the Home Affordable Refinance Program (“HARP”) programs, afforded to Agency borrowers. All of these facts can be supportive of our strategy.

In our view, the overall market performance is a manifestation of several concerns relating to the potential timing and magnitude of policy changes by the Fed, and the corresponding increase in volatility resulting in a necessary reduction in leverage. We believe that Federal Reserve Policy is closely linked to the economy and a reduction in QE as being tied closely to improved economic expectations. It is our view that the Fed has been protective of the economic climate that has been supported through stimulus over the past five years. While we think there is sufficient support within the economy generally, and within the housing sector specifically, to reduce the asset purchase program, we believe the Fed will reduce stimulus to the extent the economy is faring well. Within the Fund’s portfolio, the exposure to non-Agency MBS and commercial mortgage assets represented approximately 79.6% of gross assets as of June 30, 2013. We believe that to the extent the economy is on track and sufficient to reduce the asset purchase program, there are likely to be benefits to our non-Agency MBS and CMBS allocation, many of which are at discount dollar prices. The current market price average was $92.40 for commercial mortgage assets and $72.63 for non-Agency MBS as of June 30, 2013.

We expect buying opportunities on the horizon as we receive economic news or more clarity on the QE policy. In particular, good news makes the tapering of QE more likely and should be correlated with rising rates and additional selling in Agency MBS. We believe the effect of uncertainty here, coupled with the inventory level, can work to our advantage given the capital we have to deploy.

Forward-Looking Information

This management discussion contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that are based on various assumptions (some of which are beyond our control) may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” “should,” “intend,” or similar terms or variations on those terms or the negative of those terms. Although we believe that the expectations contained in any forward-looking statement are based on reasonable assumptions, we can give no assurance that our expectations will be attained. We do not undertake, and specifically disclaim any obligation, to publicly release any update or supplement to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

4        Brookfield Investment Management Inc.

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.

Disclosure

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Fund currently holds these securities.

The Fund may utilize leverage to seek to enhance the yield and net asset value of its common stock, through bank borrowings, issuance of short-term debt securities or shares of preferred stock, or a combination thereof. However, these objectives cannot be achieved in all interest rate environments. While leverage may result in a higher yield for the Fund, the use of leverage involves risk, including the potential for higher volatility of the NAV, fluctuations of dividends and other distributions paid by the Fund and the market price of the Fund’s common stock, among others. The Fund may invest assets in securities of issuers domiciled outside the United States, including issuers from emerging markets. Foreign investing involves special risks, including foreign currency risk and the possibility of substantial volatility due to adverse political, economic or other developments. Performance data quoted represents past performance results and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

These views represent the opinions of Brookfield Investment Management Inc. and are not intended to predict or depict the performance of any investment. These views are as of the close of business on June 30, 2013 and subject to change based on subsequent developments.

2013 Annual Report        5

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.

Portfolio Characteristics (Unaudited)

June 30, 2013

PORTFOLIO STATISTICS
Annualized dividend yield[1]	8.26%
Weighted average coupon	3.86%
Weighted average life	3.75 years
Percentage of leveraged assets	1.03%
Total number of holdings	138
ASSETS BY COUPON TYPE DISTRIBUTION[2]
Residential Mortgage Related Holdings - Fixed Rate	6.6%
Residential Mortgage Related Holdings - Floating Rate	34.7%
Commercial Mortgage Related Holdings - Fixed Rate	26.5%
Commercial Mortgage Related Holdings - Floating Rate	3.9%
High Yield Corporate Bonds - Fixed Rate	14.3%
Loans - Fixed Rate	2.5%
Loans - Floating Rate	2.1%
Leverage Loans	0.9%
Equities	1.7%
Cash and other assets	6.8%

Total	100%

ASSET ALLOCATION[3]
Residential Mortgage Related Holdings	44%
Commercial Mortgage Related Holdings	38%
High Yield Corporate Bonds	15%
Term Loans	1%
Common Stocks	2%

Total	100%

[1]

Dividends may include net investment income, capital gains and/or return of capital. The dividend yield referenced above is calculated as the annualized amount of the most recent monthly dividend declared divided by June 30, 2013 stock price.

[2]	Coupon type are expressed as a percentage of total investments (by market value) and will vary over time.
[3]	Percentages are based on total investments.

6        Brookfield Investment Management Inc.

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.

Schedule of Investments

June 30, 2013

			Principal
	Interest		Amount	Value
	Rate	Maturity	(000s)	(Note 2)
RESIDENTIAL MORTGAGE RELATED HOLDINGS – 42.6%
Non-Agency Mortgage-Backed Securities – 42.6%
ACE Securities Corp Home Equity Loan Trust
Series 2005-ASP1, Class M1 [1,2,3]	0.87%	09/25/35	$12,106	$8,422,895

Alternative Loan Trust
Series 2007-15CB, Class A5	5.75	07/25/37	3,120	2,639,526
Series 2006-23CB, Class 2A7 [1]	27.63	08/25/36	3,279	5,311,760

Asset-Backed Securities Corporation Home Equity
Series 2006-HE3, Class A4 [1,2,3]	0.36	03/25/36	2,517	2,315,832

Asset-Backed Securities Corporation Home Equity Loan Trust
Series 2007-HE1, Class A4 [1,2,3]	0.33	12/25/36	5,975	4,094,536

BCAP LLC
Series 2009-RR11, Class 3A2 [1,4,5]	5.12	01/26/36	4,090	3,159,572

Bear Stearns Asset Backed Securities I Trust
Series 2005-AC9, Class A3 [1,3]	0.54	12/25/35	761	484,074

Citigroup Mortgage Loan Trust
Series 2009-6, Class 19A2 [4,5]	6.00	03/25/36	5,358	3,492,415

Citigroup Mortgage Loan Trust, Inc.
Series 2006-WFH3, Class M1 [1,2,3]	0.48	10/25/36	10,000	7,283,180

DSLA Mortgage Loan Trust
Series 2007-AR1, Class 2A1A [1,2]	0.33	04/19/47	1,091	858,593
Series 2005-AR6, Class 2A1A [1,2]	0.48	10/19/45	933	799,235

First Frankin Mortgage Loan Trust
Series 2005-FF8, Class M1 [1,2,3]	0.68	09/25/35	4,900	4,067,652
Series 2005-FF1, Class M1 [1,2,3]	0.93	12/25/34	4,590	4,095,877

First Horizon Alternative Mortgage Securities Trust
Series 2005-FA8, Class 1A6 [1]	0.84	11/25/35	6,539	4,736,229
Series 2005-FA9, Class A1 [1]	0.89	12/25/35	5,861	4,346,545

GSAA Home Equity Trust
Series 2006-20, Class 2A1A [1,2,3]	0.24	12/25/46	3,061	1,864,861

GSAA Trust
Series 2007-3, Class 1A2 [1,2,3]	0.36	03/25/47	4,540	2,106,959

GSAMP Trust
Series 2007-HE1, Class A2B [1,2,3]	0.29	03/25/47	376	303,406
Series 2006-NC2, Class A2C [1,2,3]	0.34	06/25/36	1,082	489,747

HSI Asset Securitization Corp Trust
Series 2006-OPT2, Class M2 [1,2,3]	0.58	01/25/36	8,215	6,146,184

IndyMac INDX Mortgage Loan Trust
Series 2006-AR6, Class 2A1A [1,2,6]	0.39	06/25/47	7,631	5,708,773

IXIS Real Estate Capital Trust
Series 2007-HE1, Class A1 [1,2,3]	0.25	05/25/37	2,169	695,328
Series 2006-HE2, Class A3 [1,2,3]	0.35	08/25/36	9,136	4,025,768
Series 2006-HE2, Class A4 [1,2,3]	0.45	08/25/36	817	368,065

See Notes to Financial Statements.

2013 Annual Report        7

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.

Schedule of Investments

June 30, 2013

			Principal
	Interest		Amount	Value
	Rate	Maturity	(000s)	(Note 2)
RESIDENTIAL MORTGAGE RELATED HOLDINGS (continued)
Series 2006-HE1, Class A4 [1,2,3]	0.49%	03/25/36	$850	$474,918

JP Morgan Alternative Loan Trust
Series 2007-A1, Class 2A1 [1]	2.72	03/25/37	6,340	4,657,808

JP Morgan Mortgage Acquisition Corp.
Series 2006-WMC1, Class A4 [1,2,3]	0.37	03/25/36	5,789	4,082,139

Master Asset Backed Securities Trust
Series 2006-HE5, Class A3 [1,2,3]	0.35	11/25/36	18,016	10,488,821
Series 2006-NC3, Class A4 [1,2,3]	0.35	10/25/36	9,992	5,530,216

Mid-State Trust X
Series 10, Class B	7.54	02/15/36	3,816	4,158,309

RALI Trust
Series 2006-QA7, Class 1A1 [1,2]	0.38	08/25/36	7,051	5,183,829
Series 2006-QA3, Class A1 [1,2]	0.39	04/25/36	6,041	4,886,876

RBSSP Resecuritization Trust
Series 2009-13, Class 7A2 [4,5]	5.75	01/26/36	1,500	1,442,790

Residential Asset Securitization Trust
Series 2005-A7, Class A1 [1]	0.44	06/25/35	4,918	3,830,156
Series 2005-A13, Class 1A1 [1]	0.89	10/25/35	5,543	4,256,660

RFMSI Trust
Series 2007-S3, Class 1A5	5.50	03/25/37	7,586	6,971,838
Series 2006-S5, Class A12	6.00	06/25/36	3,666	3,412,114

Securitized Asset Backed Receivables LLC
Series 2007-NC1, Class A2B [1,2,3]	0.34	12/25/36	914	455,767
Series 2006-HE2, Class A2C [1,2,3]	0.34	07/25/36	5,168	2,601,207
Series 2006-NC3, Class A2B [1,2,3]	0.34	09/25/36	2,446	1,175,443
Series 2007-BR4, Class A2B [1,2,3]	0.39	05/25/37	1,983	1,089,258
Series 2007-NC1, Class A2C [1,2,3]	0.40	12/25/36	292	146,769
Series 2007-BR4, Class A2C [1,2,3]	0.48	05/25/37	1,268	706,870

Soundview Home Equity Loan Trust
Series 2006-EQ1, Class A3 [1,2,3]	0.35	10/25/36	7,493	5,919,291

Structured Asset Securities Corp Mortgage Loan Trust
Series 2007-BC1, Class A4 [1,2,3]	0.32	02/25/37	7,845	6,150,613
Series 2006-BC6, Class A4 [1,2,3]	0.36	01/25/37	1,108	819,923
Series 2007-WF2, Class A3 [1,2,3]	1.09	08/25/37	5,991	5,077,009

WaMu Mortgage Pass-Through Certificates
Series 2006-AR5, Class A1A [1]	1.16	06/25/46	719	603,773
Series 2006-AR18, Class 3A2 [1]	4.48	01/25/37	406	346,394

Washington Mutual Mortgage Pass-Through Certificates
Series 2007-OA3, Class 2A [1]	0.94	04/25/47	924	697,326
Series 2006-AR8, Class 2A [1]	1.02	10/25/46	8,297	5,221,931
Series 2006-AR12, Class 1A2 [1]	2.73	10/25/36	946	777,700

Wells Fargo Mortgage Backed Securities
Series 2006-AR8, Class 2A4 [1]	2.72	04/25/36	2,305	2,152,577

See Notes to Financial Statements.

8        Brookfield Investment Management Inc.

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.

Schedule of Investments

June 30, 2013

			Principal
	Interest		Amount	Value
	Rate	Maturity	(000s)	(Note 2)
RESIDENTIAL MORTGAGE RELATED HOLDINGS (continued)
Series 2005-2, Class 1B1 [7]	5.50%	04/25/35	$7,249	$5,735,172
Series 2007-4, Class A15	6.00	04/25/37	485	465,298

Total Non-Agency Mortgage-Backed Securities				177,335,807

Total RESIDENTIAL MORTGAGE RELATED HOLDINGS (Cost $184,203,076)				177,335,807

COMMERCIAL MORTGAGE RELATED HOLDINGS – 36.1%
Commercial Mortgage-Backed Securities – 33.6%
Banc of America Commercial Mortgage Trust
Series 2007-3, Class AJ	5.56	06/10/49	2,500	2,364,993
Series 2007-2, Class AJ	5.63	04/10/49	5,000	4,464,850

Citigroup Commercial Mortgage Trust
Series 2007-FL3A, Class J [1,4,5,7]	0.61	04/15/22	831	713,783
Series 2008-C7, Class AJ	6.13	12/10/49	14,000	13,302,324

COMM 2007-C9 Mortgage Trust
Series 2007-C9, Class F [7]	5.80	12/10/49	3,500	3,027,724
Series 2007-C9, Class G [4,5,7]	5.80	12/10/49	5,000	3,903,595

Commercial Mortgage Trust
Series 2007-GG11, Class AJ	6.05	12/10/49	10,642	9,656,093
Series 2007-GG11, Class B [7]	6.14	12/10/49	3,724	3,164,704
Series 2007-GG11, Class C [7]	6.14	12/10/49	7,380	5,478,144

Credit Suisse First Boston Mortgage Securities Corp
Series 1997-C1, Class I [4,5,7]	7.50	06/20/29	4,238	4,373,883
Series 1997-C1, Class J [4,5,7]	7.50	06/20/29	1,863	1,647,106

Del Coronado Trust
Series 2013-HDMZ, Class M [1,4,5]	5.19	03/15/18	5,000	5,026,000

JP Morgan Chase Commercial Mortgage Securities Trust
Series 2013-JWMZ, Class M [1,2,4,5]	6.19	04/15/18	3,959	4,031,642

LB Commercial Mortgage Trust
Series 2007-C3, Class AJ	5.88	07/15/44	10,000	9,673,830

LB-UBS Commercial Mortgage Trust
Series 2007-C1, Class AJ	5.48	02/15/40	7,200	6,875,561
Series 2007-C1, Class D [7]	5.56	02/15/40	8,650	5,938,329
Series 2007-C7, Class AJ	6.30	09/15/45	10,000	9,613,800
Series 2007-C7, Class B [7]	6.30	09/15/45	4,000	3,187,904

Morgan Stanley Capital I Trust
Series 2007-T25, Class AJ	5.57	11/12/49	7,500	7,341,240

Morgan Stanley Capital I, Inc.
Series 1998-HF1, Class K [4,5]	6.19	03/15/30	4,361	4,234,544

Wachovia Bank Commercial Mortgage Trust
Series 2007-WHL8, Class C [1,4,5,7]	0.44	06/15/20	5,829	5,527,227
Series 2006-WL7A, Class F [1,4,5,7]	0.53	09/15/21	4,100	3,978,763
Series 2006-WL7A, Class G [1,4,5,7]	0.55	09/15/21	3,926	3,711,758
Series 2006-WL7A, Class H [1,4,5,7]	0.59	09/15/21	2,974	2,737,359

See Notes to Financial Statements.

2013 Annual Report        9

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.

Schedule of Investments

June 30, 2013

			Principal
	Interest		Amount	Value
	Rate	Maturity	(000s)	(Note 2)
COMMERCIAL MORTGAGE RELATED HOLDINGS (continued)
Series 2007-C30, Class AJ	5.41%	12/15/43	$6,500	$6,086,626
Series 2007-C33, Class AJ	5.92	02/15/51	10,250	9,699,380

Total Commercial Mortgage-Backed Securities				139,761,162

Mezzanine Loan – 2.5%
Extended Stay America 2013 Mezzanine B	9.62	12/01/19	10,000	10,500,000

Total Mezzanine Loan				10,500,000

Total COMMERCIAL MORTGAGE RELATED HOLDINGS (Cost $156,556,467)				150,261,162

HIGH YIELD CORPORATE BONDS – 14.5%
Automotive – 0.9%
American Axle & Manufacturing, Inc.	6.63	10/15/22	1,300	1,319,500
Chrysler Group LLC/CG Co-Issuer, Inc.	8.25	06/15/21	1,000	1,103,750
Pittsburgh Glass Works LLC [4,5]	8.50	04/15/16	1,300	1,287,000

Total Automotive				3,710,250

Basic Industry – 2.7%
AK Steel Corp.	7.63	05/15/20	1,150	977,500
Alpha Natural Resources, Inc.	6.25	06/01/21	1,125	894,375
Arch Coal, Inc.	7.25	06/15/21	1,500	1,215,000
Associated Materials LLC/AMH New Finance, Inc.	9.13	11/01/17	1,100	1,155,000
FMG Resources August 2006 Property Ltd. [4,5,8]	6.88	04/01/22	1,000	970,000
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC	9.00	11/15/20	900	859,500
INEOS Group Holdings SA [4,5,8]	6.13	08/15/18	1,100	1,050,500
Trinseo Materials Operating SCA [4,5]	8.75	02/01/19	1,375	1,313,125
Verso Paper Holdings LLC/Verso Paper, Inc.	11.75	01/15/19	1,250	1,287,500
Xerium Technologies, Inc.	8.88	06/15/18	1,400	1,407,000

Total Basic Industry				11,129,500

Capital Goods – 1.9%
AAR Corp. [4,5]	7.25	01/15/22	1,275	1,367,438
HD Supply, Inc.	10.50	01/15/21	5,000	5,175,000
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC.	9.00	04/15/19	850	877,625
Tekni-Plex, Inc. [4,5]	9.75	06/01/19	602	639,625

Total Capital Goods				8,059,688

Consumer Cyclical – 0.5%
Limited Brands, Inc.	7.60	07/15/37	1,250	1,284,375
New Albertsons, Inc.	7.75	06/15/26	850	670,438

Total Consumer Cyclical				1,954,813

Energy – 2.3%
Basic Energy Services, Inc.	7.75	02/15/19	1,350	1,333,125
BreitBurn Energy Partners L.P./BreitBurn Finance Corp.	7.88	04/15/22	1,325	1,351,500
Calfrac Holdings LP [4,5]	7.50	12/01/20	1,350	1,336,500
EV Energy Partners LP/EV Energy Finance Corp.	8.00	04/15/19	1,250	1,262,500
FTS International Services LLC [4,5]	8.13	11/15/18	1,147	1,190,012
Key Energy Services, Inc.	6.75	03/01/21	1,000	960,000

See Notes to Financial Statements.

10        Brookfield Investment Management Inc.

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.

Schedule of Investments

June 30, 2013

			Principal
	Interest		Amount	Value
	Rate	Maturity	(000s)	(Note 2)
HIGH YIELD CORPORATE BONDS (continued)
Linn Energy LLC/Linn Energy Finance Corp.	7.75%	02/01/21	$1,000	$1,002,500
W&T Offshore, Inc.	8.50	06/15/19	1,250	1,290,625

Total Energy				9,726,762

Healthcare – 0.7%
DJO Finance LLC/DJO Finance Corp.	9.88	04/15/18	750	783,750
inVentiv Health, Inc. [4,5]	11.00	08/15/18	800	664,000
Kindred Healthcare, Inc.	8.25	06/01/19	1,350	1,383,750

Total Healthcare				2,831,500

Media – 0.8%
ARC Document Solutions, Inc.	10.50	12/15/16	850	847,875
Cenveo Corp.	8.88	02/01/18	1,000	965,000
Clear Channel Communications, Inc.	9.00	03/01/21	900	855,000
Cumulus Media Holdings, Inc.	7.75	05/01/19	850	830,875

Total Media				3,498,750

Services – 2.0%
Boyd Gaming Corp.	9.00	07/01/20	1,300	1,317,875
Casella Waste Systems, Inc.	7.75	02/15/19	900	855,000
Chester Downs & Marina LLC [4,5]	9.25	02/01/20	875	844,375
Isle of Capri Casinos, Inc.	5.88	03/15/21	850	811,750
MGM Resorts International	7.75	03/15/22	1,250	1,357,812
MTR Gaming Group, Inc. [9]	11.50	08/01/19	850	888,250
Palace Entertainment Holdings LLC [4,5]	8.88	04/15/17	1,250	1,287,500
PulteGroup, Inc.	6.38	05/15/33	1,000	935,000

Total Services				8,297,562

Technology & Electronics – 0.7%
First Data Corp. [4,5]	11.25	01/15/21	1,350	1,346,625
Freescale Semiconductor, Inc.	8.05	02/01/20	1,150	1,164,375
ION Geophysical Corp. [4,5]	8.13	05/15/18	500	482,500

Total Technology & Electronics				2,993,500

Telecommunications – 2.0%
CenturyLink, Inc.	7.65	03/15/42	1,250	1,187,500
Cincinnati Bell, Inc.	8.75	03/15/18	850	851,062
Fairpoint Communications, Inc. [4,5]	8.75	08/15/19	850	841,500
Frontier Communications Corp.	7.13	01/15/23	1,350	1,343,250
Intelsat Luxembourg SA [4,5,8]	7.75	06/01/21	650	656,500
Level 3 Financing, Inc.	8.63	07/15/20	950	1,011,750
MetroPCS Wireless, Inc. [4,5]	6.63	04/01/23	1,350	1,373,625
Windstream Corp.	7.50	06/01/22	1,000	1,020,000

Total Telecommunications				8,285,187

Total HIGH YIELD CORPORATE BONDS (Cost $62,523,313)				60,487,512

See Notes to Financial Statements.

2013 Annual Report        11

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.

Schedule of Investments

June 30, 2013

			Principal
	Interest		Amount	Value
	Rate	Maturity	(000s)	(Note 2)
TERM LOANS – 1.0%
JC Penney Corp.	6.00%	05/21/18	$4,000	$4,002,840

Total TERM LOANS (Cost $3,980,000)				4,002,840

				Value
			Shares	(Note 2)
COMMON STOCKS – 1.6%
Banking – 1.6%
Home Loan Servicing Solutions Ltd. [8]			200,000	4,794,000
Ocwen Financial Corp. [10]			50,000	2,061,000

Total Banking				6,855,000

Total COMMON STOCKS (Cost $6,604,384)				6,855,000

Total Investments – 95.8% (Cost $413,867,240)				398,942,321
Other Assets in Excess of Liabilities – 4.2%				17,346,537

TOTAL NET ASSETS – 100.0%				$416,288,858

The following notes should be read in conjunction with the accompanying Schedule of Investments.

1	—	Variable rate security – Interest rate shown is the rate in effect as of June 30, 2013.
2	—	Security is a “step up” bond where the coupon increases or steps up at a predetermined date. At that date, the coupon increases to LIBOR plus a predetermined margin.
3	—	Investment in subprime security. As of June 30, 2013, the total value of these securities was $91,482,608 which amounted to 22.0% of the net assets.
4	—

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2013, the total value of all such investments was $64,631,262 or 15.5% of net assets.

5	—	Private Placement.
6	—	Portion or entire principal amount delivered as collateral for reverse repurchase agreements.
7	—	Represents a subordinated class in a trust of mortgage-backed securities.
8	—	Foreign security or a U.S. security of a foreign company.
9	—	Payment in kind security.
10	—	Non-income producing security.

See Notes to Financial Statements.

12        Brookfield Investment Management Inc.

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.

Statement of Assets and Liabilities

June 30, 2013

Assets:
Investments in securities, at value (Note 2)	$398,942,321
Cash	29,227,353
Cash collateral for futures contracts	147,025
Interest and dividend receivable	2,220,810
Dividend reinvestment receivable	20,311
Variation margin receivable	5,312
Prepaid expenses	21,935

Total assets	430,585,067

Liabilities:
Reverse repurchase agreements (Note 6)	4,438,000
Interest payable for reverse repurchase agreements (Note 6)	4,031
Payable for investments purchased	9,304,236
Payable for variation margin	2,508
Investment advisory fee payable (Note 4)	349,747
Administration fee payable (Note 4)	52,462
Directors fee payable	10,625
Accrued expenses	134,600

Total liabilities	14,296,209

Net Assets	$416,288,858

Composition of Net Assets:
Capital stock, at par value ($0.001 par value, 1,000,000,000 shares authorized) (Note 7)	$22,714
Additional paid-in capital (Note 7)	431,440,937
Distributions in excess of net investment income	(238,652)
Accumulated net realized loss on investment transactions and futures transactions	(289,042)
Net unrealized depreciation on investments and futures	(14,647,099)

Net assets applicable to capital stock outstanding	$416,288,858

Total investments at cost	$413,867,240

Shares Outstanding and Net Asset Value Per Share:
Common shares outstanding	22,713,931
Net asset value per share	$18.33

See Notes to Financial Statements.

2013 Annual Report        13

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.

Statement of Operations

For the Period from March 26, 20131 through June 30, 2013

Investment Income
Interest	$5,192,573
Dividends	56,002

Total income	5,248,575

Expenses:
Investment advisory fees (Note 4)	1,091,636
Administration fees (Note 4)	163,745
Organizational fees	77,050
Audit and tax services	62,000
Directors’ fees	42,500
Legal fees	30,266
Reports to stockholders	28,100
Fund accounting servicing fees	26,054
Registration fees	23,750
Custodian fees	9,354
Insurance	8,069
Transfer agent fees	3,598
Miscellaneous	2,897

Total operating expenses	1,569,019
Interest expense on reverse repurchase agreements (Note 6)	4,031

Total expenses	1,573,050

Net investment income	3,675,525

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on:
Investment transactions	29,909

Net realized gain on investment transactions	29,909

Net change in unrealized appreciation (depreciation) on:
Investments	(14,924,919)
Futures contracts	277,820

Net change in unrealized depreciation on investments and futures	(14,647,099)

Net realized and unrealized gain (loss)	(14,617,190)

Net decrease in net assets resulting from operations	$(10,941,665)

[1]	Commencement of operations.

See Notes to Financial Statements.

14        Brookfield Investment Management Inc.

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.

Statement of Changes in Net Assets

For the period March 26, 2013[1] through June 30, 2013
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$3,675,525
Net realized gain on investment transactions	29,909
Net change in unrealized depreciation on investments and futures	(14,647,099)

Net decrease in net assets resulting from operations	(10,941,665)

Dividends and Distributions to Stockholders (Note 2):
Net investment income	(4,233,128)
Return of capital	(1,540,340)

Total dividends and distributions paid	(5,773,468)

Capital Stock Transactions (Note 7):
Proceeds from shares sold	432,963,977
Reinvestment of dividends and distributions	40,014

Net increase in net assets from capital stock transactions	433,003,991

Total increase in net assets	416,288,858
Net Assets:
Beginning of period	—

End of period	$416,288,858

Distributions in excess of net investment income	$(238,652)

Share Transactions:
Shares issued	22,711,790
Reinvested shares	2,141

Net increase in shares outstanding	22,713,931

[1]	Commencement of operations.

See Notes to Financial Statements.

2013 Annual Report        15

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.

Statement of Cash Flows

For the Period from March 26, 20131 through June 30, 2013

Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net decrease in net assets resulting from operations	$(10,941,665)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used for operating activities:
Purchases of long-term portfolio investments	(406,592,998)
Proceeds from disposition of long-term portfolio investments and principal paydowns	4,490,481
Sales of short-term portfolio investments, net	6,419
Cash collateral for futures contracts	(147,025)
Interest and dividend receivable	(2,220,810)
Dividend reinvestment receivable	(20,311)
Variation margin receivable	(5,312)
Prepaid expenses	(21,935)
Payable for variation margin	2,508
Interest payable for reverse repurchase agreements	4,031
Investment advisory fee payable	349,747
Administration fee payable	52,462
Directors fee payable	10,625
Accrued expenses	134,600
Net amortization on investments and paydown gains on investments	(2,436,997)
Unrealized depreciation on investments	14,924,919
Net realized gain on investment transactions	(29,909)

Net cash used for operating activities	(402,441,170)

Cash flows provided by (used for) financing activities:
Net cash provided by reverse repurchase agreements	4,438,000
Net cash received from initial public offering	432,963,977
Distributions paid to stockholders, net of reinvestments	(5,733,454)

Net cash provided by financing activities	431,668,523

Net increase in cash	29,227,353
Cash at beginning of period	—

Cash at end of period	$29,227,353

Supplemental Disclosure of Cash Flow Information:

Interest payments on the reverse repurchase agreements for the period ended June 30, 2013, totaled $0.

Non-cash financing activities included reinvestment of distributions of $40,014.

[1]	Commencement of operations.

See Notes to Financial Statements.

16        Brookfield Investment Management Inc.

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.

Financial Highlights

Period from March 26, 2013[1] through June 30, 2013
Per Share Operating Performance:
Net asset value, beginning of period	$19.10 [2]

Net investment income	0.17
Net realized and unrealized gain (loss) on investment transactions and futures	(0.69)

Net increase (decrease) in net asset value resulting from operations	(0.52)

Dividends from net investment income	(0.18)
Return of capital distributions	(0.07)

Total dividends and distributions paid	(0.25)

Net asset value, end of period	$18.33

Market price, end of period	$18.46

Total Investment Return†	-6.44%[3]
Ratios to Average Net Assets/Supplementary Data:
Net assets, end of period (000s)	$416,289
Gross operating expenses	1.44%[4]
Interest expense	0.00%[4,5]
Total expenses	1.44%[4]
Net investment income	3.36%[4]
Portfolio turnover rate	2%[3]

†

Total investment return is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of broker commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

[1]	Commencement of operations.
[2]	Net asset value, beginning of period, reflects a deduction of $0.90 per share sales charge from the initial public offering price of $20.00 per share.
[3]	Not Annualized.
[4]	Annualized.
[5]	Interest expense ratio was less than 0.01%.

See Notes to Financial Statements.

2013 Annual Report        17

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.

Notes to Financial Statements

June 30, 2013

1. The Fund

Brookfield Mortgage Opportunity Income Fund Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on November 26, 2012. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company which will invest primarily in mortgage-related securities. The Fund commenced operations on March 26, 2013.

Brookfield Investment Management Inc. (“BIM” or “Adviser”), a wholly-owned subsidiary of Brookfield Asset Management Inc., is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and serves as investment adviser to the Fund.

The investment objective of the Fund is to provide a high total investment return by providing a high level of current income and the potential for capital appreciation. No assurances can be given that the Fund’s investment objective will be achieved.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Valuation of Investments: Debt securities, including U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the bid prices furnished by an independent pricing service or, if not valued by an independent pricing service, using bid prices obtained from at least two active and reliable market makers in any such security or a broker-dealer. Short-term debt securities with remaining maturities of sixty days or less are held at fair value which is equal to cost with interest accrued or discount accreted to the date of maturity, unless such valuation, in the judgment of the Adviser’s Valuation Committee, does not represent market value.

Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last trade price as of the close of business on the valuation date. Equity securities for which no sales were reported for that date are valued at “fair value” as determined in good faith by the Adviser’s Valuation Committee. Investments in open-end registered investment companies, if any, are valued at the net asset value (“NAV”) as reported by those investment companies.

The Board of Directors (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has designated the day to day responsibilities for valuation determinations under these procedures to the Adviser. The Board has reviewed and approved the valuation procedures utilized by the Adviser and regularly reviews the application of the procedures to the securities in the Fund’s portfolio. Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers. When price quotations for certain securities are not readily available or cannot be determined, a significant event has occurred that would materially affect the value of the security, or if the available quotations are not believed to be reflective of the market value by the Adviser, those securities will be valued at “fair value” as determined in good faith by the Adviser’s Valuation Committee using procedures adopted by and under the supervision of the Fund’s Board. The Valuation Committee is comprised of senior members of the Adviser’s management team. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.

Fair valuation procedures may be used to value a substantial portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a

18        Brookfield Investment Management Inc.

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.

Notes to Financial Statements

June 30, 2013

substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate.

The “fair value” of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.

The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.

The Fund has established methods of fair value measurements in accordance with GAAP. Fair value denotes the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

• Level 1 -	quoted prices in active markets for identical assets or liabilities
• Level 2 -

quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar assets or liabilities, quoted prices based on recently executed transactions, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 -	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets or liabilities)

The Adviser’s valuation policy, as previously stated, establishes parameters for the sources and types of valuation analysis, as well as, the methodologies and inputs the Adviser uses in determining fair value, including the use of the Adviser’s Valuation Committee. If the Valuation Committee determines that additional techniques, sources or inputs are appropriate or necessary in a given situation, such additional work will be undertaken.

To assess the continuing appropriateness of security valuations, the Adviser (or its third party service provider who is subject to oversight by the Adviser), compares daily its prior day prices, prices on comparable securities and sales prices and challenges those prices that either remain unchanged or exceeds certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

2013 Annual Report        19

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.

Notes to Financial Statements

June 30, 2013

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of June 30, 2013:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Residential Mortgage Related Holdings	$—	$—	$177,335,807	$177,335,807
Commercial Mortgage Related Holdings	—	—	150,261,162	150,261,162
High Yield Corporate Bonds	—	60,487,512	—	60,487,512
Term Loans	—	4,002,840	—	4,002,840
Common Stocks	6,855,000	—	—	6,855,000

Total	$6,855,000	$64,490,352	$327,596,969	$398,942,321

Other Financial
Valuation Inputs	Instruments*
Level 1 — Quoted Prices	$277,820
Level 2 — Quoted Prices in Inactive Markets or Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—

Total.	$277,820

*	Other financial instruments include futures contracts.

The following table provides quantitative information about the Fund’s Level 3 values, as well as their inputs, as of June 30, 2013. The table is not all-inclusive, but provides information on the significant Level 3 inputs.

	Quantitative Information about Level 3 Fair Value Measurements
Assets	Fair Value as of June 30, 2013	Valuation Methodology	Significant Unobservable Input	Range
Residential Mortgage Related Holdings	$177,335,807	Evaluated bid prices	(1)	32.06 - 161.97
Commerical Mortgage Related Holdings	150,261,162	Evaluated bid prices	(1)	68.65 - 105.00

(1)

The Fund generally uses evaluated bid prices provided by an independent pricing service on the valuation date as the primary basis for the fair value determinations. These evaluated bid prices are based on unobservable inputs. A significant change in the third party information inputs could result in a significantly lower or higher value of such Level 3 investments.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

20        Brookfield Investment Management Inc.

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.

Notes to Financial Statements

June 30, 2013

	Residential	Commercial
	Mortgage	Mortgage
	Related	Related
Investments in Securities	Holdings	Holdings	Total
Balance as of March 26, 2013(a)	$—	$—	$—
Accrued Discounts (Premiums)	1,686,046	38,534	1,724,580
Realized Gain (Loss)	735,262	(503)	734,759
Change in Unrealized Appreciation (Depreciation)	(6,867,269)	(6,295,306)	(13,162,575)
Purchases at cost	184,908,868	156,559,637	341,468,505
Sales proceeds	(3,127,100)	(41,200)	(3,168,300)

Balance as of June 30, 2013	$177,335,807	$150,261,162	$327,596,969

Change in unrealized gains or losses relating to assets still held at the reporting date	$(6,867,269)	$(6,295,306)	$(13,162,575)

(a)	Commencement of Operations.

The fair value of the Fund’s reverse repurchase agreements, which qualify as financial instruments under FASB Accounting Standards Codification (“ASC”) 820 “Disclosures about Fair Values of Financial Instruments”, approximates the carrying amounts presented in the Statement of Assets and Liabilities. As of June 30, 2013, this financial instrument is categorized as a Level 2 within the disclosure hierarchy.

For the period ended June 30, 2013, there was no security transfer activity between Level 1 and Level 2. The basis for recognizing and valuing transfers is as of the end of the period in which the transfers occur.

Investment Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized, respectively on a daily basis, using the effective yield method. Dividend income is recorded on the ex-dividend date.

Taxes: The Fund intends to continue to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its stockholders. Therefore, no federal income or excise tax provision is required. The Fund may incur an excise tax to the extent it has not distributed all of its taxable income on a calendar year basis.

GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. An evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the taxing authority is required. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of a deferred tax asset; an increase in deferred tax liability; or a combination thereof. As of June 30, 2013, the Fund has determined that there are no uncertain tax positions or tax liabilities required to be accrued.

The Fund has reviewed all taxable years that are open for examination (i.e., not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. As of June 30, 2013, open taxable years consisted of the taxable period ended June 30, 2013. No examination of the Fund’s tax returns is currently in progress.

Expenses: Expenses directly attributable to the Fund are charged directly to the Fund, while expenses which are attributable to the Fund and other investment companies advised by the Adviser are allocated among the respective investment companies, including the Fund, based upon relative net assets.

Dividends and Distributions: The Fund declares and pays dividends monthly from net investment income. To the

2013 Annual Report        21

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.

Notes to Financial Statements

June 30, 2013

extent these distributions exceed net investment income, they may be classified as return of capital. The Fund also pays distributions at least annually from its net realized capital gains, if any. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights. A notice disclosing the source(s) of a distribution will be provided if payment is made from any source other than net investment income. Any such notice would be provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of the Fund’s distributions for each calendar year is reported on IRS Form 1099-DIV.

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and losses and net assets are not affected.

When-Issued Purchases and Forward Commitments: The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to hedge against anticipated changes in interest rates and prices and secure a favorable rate of return. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date, which can be a month or more after the date of the transaction. At the time the Fund makes the commitment to purchase securities on a when-issued or forward commitment basis, the Fund will record the transactions and thereafter reflect the values of such securities in determining its net asset value. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, the Adviser will identify collateral consisting of cash or liquid securities equal to the value of the when-issued or forward commitment securities and will monitor the adequacy of such collateral on a daily basis. On the delivery date, the Fund will meet its obligations from securities that are then maturing or sales of the securities identified as collateral by the Adviser and/or from then available cash flow. When-issued securities and forward commitments may be sold prior to the settlement date. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of the right to deliver or receive against a forward commitment, it can incur a gain or loss due to market fluctuation. There is always a risk that the securities may not be delivered and that the Fund may incur a loss. Settlements in the ordinary course are not treated by the Fund as when-issued or forward commitment transactions and, accordingly, are not subject to the foregoing limitations even though some of the risks described above may be present in such transactions.

TBA Transactions: The Fund may enter into to-be-announced (“TBA”) transactions to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. A TBA transaction is a purchase or sale of a U.S. government agency mortgage pass-through security for future settlement at an agreed upon date. The term “U.S. government agency mortgage pass-through security” refers to a category of pass-through securities backed by pools of mortgages and issued by one of several U.S. government-sponsored enterprises: the Government National Mortgage Association (Ginnie Mae), Federal National Mortgage Association (Fannie Mae), or Federal Home Loan Mortgage Corporation (Freddie Mac). In the basic pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a pool. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a pro rata share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans. TBA transactions increase the liquidity and pricing efficiency of transactions in such mortgage-backed securities since they permit similar mortgage-backed securities to be traded interchangeably pursuant to commonly observed settlement and delivery requirements. Proceeds of TBA transactions are not received until the contractual settlement date. The Fund may use TBA transactions to acquire and maintain exposure to mortgage-backed securities in either of two ways. Typically, the Fund will enter into TBA agreements and “roll over” such agreements prior to the settlement date stipulated in such agreements. This type of TBA transaction is commonly known as a “TBA roll.” In a “TBA roll,” the Fund generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and will enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities. Alternatively, the Fund will

22        Brookfield Investment Management Inc.

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.

Notes to Financial Statements

June 30, 2013

enter into TBA agreements and settle such transactions on the stipulated settlement date by actual receipt or delivery of the pools of mortgage pass-through securities stipulated in the TBA agreement. Unsettled TBA agreements are valued at the current market value of the underlying securities, according to the procedures described above under “Valuation of Investments.” Each TBA position is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss.

Cash Flow Information: The Fund invests in securities and distributes dividends and distributions which are paid in cash or are reinvested at the discretion of stockholders. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows.

Financial Futures Contracts: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking-to-market” on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The Fund invests in financial futures contracts to hedge against fluctuations in the value of portfolio securities caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, a Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Fund is at risk that it may not be able to close out a transaction because of an illiquid market.

The following table sets forth the fair value of the Fund’s derivative instruments:

Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities	Fair Value as of June 30, 2013
Futures contracts	Variation margin receivable (asset)	$5,312
Futures contracts	Variation margin payable (liability)	(2,508)

The Fund began utilizing futures contracts on June 13, 2013 with a notional amount of $8,750,000 which remained unchanged through the end of the fiscal year.

The following tables set forth the effect of derivative instruments on the Statement of Operations for the fiscal period ended June 30, 2013:

Derivatives Not Accounted for as Hedging Instruments	Location of Gains (Losses) on Derivatives Recognized in Income	Net Realized Gains on Futures Transactions	Change in Unrealized Appreciation on Futures
Futures contracts	Futures transactions	$0	$277,820

Below is the gross and net information about instruments and transactions eligible for offset in the Statement of Assets and Liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement:

2013 Annual Report        23

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.

Notes to Financial Statements

June 30, 2013

				Gross Amounts not offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets (Liabilities)	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged (Received)	Net Amount
Description
Futures Contracts*	$5,312	$—	$5,312	$—	$—	$5,312
Futures Contracts*	(2,508)	—	(2,508)	—	2,508	—

*	Only the current day’s variation margin is reported in the Statement of Assets and Liabilities.

The Fund has elected to not offset derivative assets and liabilities or financial assets, including cash, that may be received or paid as part of collateral arrangements, even when an enforceable master netting agreement is in place that provides the Fund, in the event of counterparty default, the right to liquidate collateral and the right to offset a counterparty’s rights and obligations.

3. Risks of Investing in Asset-Backed Securities and Below-Investment Grade Securities

The value of asset-backed securities may be affected by, among other factors, changes in: interest rates, the market’s assessment of the quality of the underlying assets, the creditworthiness of the servicer for the underlying assets, information concerning the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments or other credit enhancement.

The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement. The Fund has investments in below-investment grade debt securities, including mortgage-backed and asset-backed securities. Below-investment grade securities involve a higher degree of credit risk than investment grade debt securities. In the event of an unanticipated default, the Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the NAV of its shares. During an economic downturn or period of rising interest rates, highly leveraged and other below-investment grade issuers frequently experience financial stress that could adversely affect its ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing.

The market prices of below-investment grade debt securities are generally less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic or political changes or individual developments specific to the issuer than higher-rated investments. Periods of economic or political uncertainty and change can be expected to result in significant volatility of prices for these securities. Rating services consider these securities to be speculative in nature.

Below-investment grade securities may be subject to market conditions, events of default or other circumstances which cause them to be considered “distressed securities.” Distressed securities frequently do not produce income while they are outstanding. The Fund may be required to bear certain extraordinary expenses in order to protect and recover its investments in certain distressed securities. Therefore, to the extent the Fund seeks capital growth through investment in such securities, the Fund’s ability to achieve current income for its stockholders may be diminished. The Fund is also subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a

24        Brookfield Investment Management Inc.

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.

Notes to Financial Statements

June 30, 2013

lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of such securities, the Fund may be restricted from disposing of distressed securities.

4. Investment Advisory Agreement and Related Party Transactions

The Fund has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser under which the Adviser is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. The Advisory Agreement provides, among other things, that the Adviser will bear all expenses of its employees and overhead incurred in connection with the performance of its duties under the Advisory Agreement, and will pay all salaries of the Fund’s directors and officers who are affiliated persons (as such term is defined in the 1940 Act) of the Adviser. The Advisory Agreement provides that the Fund shall pay the Adviser a monthly fee for its services at an annual rate of 1.00% of the Fund’s average daily net assets (plus the amount of borrowing for investment purposes) (“Managed Assets”). During the period ended June 30, 2013, the Adviser earned $1,091,636 in investment advisory fees from the Fund.

The Fund has entered into an Administration Agreement with the Adviser. The Adviser has also entered into a sub-administration agreement with U.S. Bancorp Fund Services, LLC (“Sub-Administrator”). The Adviser and Sub-Administrator perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and providing the Fund with administrative office facilities. For these services, the Fund shall pay to the Adviser a monthly fee at an annual rate of 0.15% of the Fund’s average daily Managed Assets. During the period ended June 30, 2013, the Adviser earned $163,745 in administration fees from the Fund. The Adviser is responsible for any fees due to the Sub-Administrator.

5. Purchases and Sales of Investments

For the period ended June 30, 2013, purchases and sales of investments, excluding short-term securities, reverse repurchase agreements, and U.S. Government securities were $415,897,234 and $4,490,481, respectively.

6. Borrowings

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. Under the 1940 Act, reverse repurchase agreements will be regarded as a form of borrowing by the Fund unless, at the time it enters into a reverse repurchase agreement, it establishes and maintains a segregated account with its custodian containing securities from its portfolios having a value not less than the repurchase price (including accrued interest). The Fund has established and maintained such accounts for its reverse repurchase agreements.

Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreements.

At June 30, 2013, the Fund had the following reverse repurchase agreements outstanding:

2013 Annual Report        25

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.

Notes to Financial Statements

June 30, 2013

Face Value	Description	Maturity Amount
$4,438,000	Goldman Sachs, 1.92%, dated 06/14/13, maturity 09/13/13	$4,459,576

$4,438,000	Maturity Amount, Including Interest Payable	$4,459,576

	Market Value of Assets Sold Under Agreements	$5,708,773

	Weighted Average Interest Rate	1.92%

The Fund began using leverage on June 17, 2013 when it entered into a reverse repurchase agreement in the amount of $4,438,000 which remained unchanged through the end of the fiscal year. The weighted average interest rate for this period was 1.92%.

The maximum amount of reverse repurchase agreements outstanding at any time during the period was $4,438,000, which was 1.04% of total assets for the Fund.

Below is the gross and net information about instruments and transactions eligible for offset in the Statement of Assets and Liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement:

				Gross Amounts not offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged (Received)	Net Amount
Description
Reverse Repurchase
Agreements	$4,438,000	$—	$4,438,000	$4,438,000	$—	$—

Total	$4,438,000	$—	$4,438,000	$4,438,000	$—	$—

Reverse repurchase transactions are entered into by the Fund under Master Repurchase Agreements (“MRA”) which permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables under the MRA with collateral held with the counterparty and create one single net payment from the Fund. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed. In the event the buyer of securities under a MRA files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.

7. Capital Stock

The Fund has 1,000,000,000 shares of $0.001 par value common stock authorized. Of the 22,713,931 shares outstanding at June 30, 2013 for the Fund, The Adviser owns 5,240 shares. The Fund’s Board of Directors is authorized to classify and reclassify any unissued shares of capital stock. The common shares have no preemptive, conversion, exchange or redemption rights. All common shares have equal voting, dividend, distribution and liquidation rights. The common shares, when issued, will be fully paid and non-assessable. Common stockholders are entitled to one vote per share and all voting rights for the election of directors are non-cumulative.

The Fund commenced operation on March 26, 2013 selling 21,000,000 shares and receiving $401,000,000. On January 30, 2013, the Fund had initially sold 5,240 shares to the Adviser, which represented the initial capital at

26        Brookfield Investment Management Inc.

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.

Notes to Financial Statements

June 30, 2013

$19.10 per share. On May 13, 2013 pursuant to the overallotment option, an additional 1,706,550 shares were issued for $32,595,105.

8. Financial Instruments

The Fund regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. During the period ended June 30, 2013, the Fund had segregated sufficient cash and/or securities to cover any commitments under these contracts.

As of June 30, 2013, the following futures contracts were outstanding.

Short:

Contracts	Type	Expiration Date	Value at June 30, 2013	Unrealized Appreciation/ (Depreciation)
107	5 Year U.S. Treasury Note	September 2013	$13,068,612	$116,597
68	10 Year U.S. Treasury Note	September 2013	8,767,474	161,223

9. Federal Income Tax Information

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax character of distributions paid for the period ended June 30, 2013 was as follows:

Ordinary income (including short-term capital gains)	$4,233,128
Return of capital	1,540,340

Total distributions	$5,773,468

At June 30, 2012, the Fund’s most recently completed tax year-end, the components of distributable earnings on a tax basis were as follows:

Other accumulated losses	$(75,766)
Capital loss carryforward(1)	(11,222)
Tax basis unrealized depreciation on investments	(15,087,805)

Total tax basis net accumulated losses	$(15,174,793)

(1)	To the extent that future capital gains are offset by capital loss carryforwards, such gains will not be distributed.

As of June 30, 2013, the Fund’s capital loss carryforward was $11,222 which will not expire.

Federal Income Tax Basis: The federal income tax basis of the Fund’s investments at June 30, 2013 was as follows:

Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$ 414,030,126	$1,531,353	$(16,619,158)	$(15,087,805)

2013 Annual Report        27

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.

Notes to Financial Statements

June 30, 2013

Capital Account Reclassifications: Because federal income tax regulations differ in certain respects from GAAP, income and capital gain distributions, if any, determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. These differences are primarily due to differing treatments for gains/losses on principal payments of mortgage-backed and asset-backed securities, distribution reclassifications, and return of capital. Permanent book and tax differences, if any, relating to stockholder distributions will result in reclassifications to paid-in-capital or to undistributed capital gains. These reclassifications have no effect on net assets or NAV per share. Any undistributed net income and realized gain remaining at fiscal year-end is distributed in the following year.

GAAP requires that certain components of net assets relating to permanent differences be reclassifed between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the fiscal period ended June 30, 2013, the following table shows the reclassifications made:

Additional Paid-In Capital	Distributions in Excess of Net Investment Income	Accumulated Net Realized Loss
$ (1,540,340)	$1,859,291	$(318,951)

10. Indemnification

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for indemnification. The Fund’s maximum exposure under these arrangements is unknown, since this would involve the resolution of certain claims, as well as future claims that may be made, against the Fund. Thus, an estimate of the financial impact, if any, of these arrangements cannot be made at this time. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be unlikely.

11. Subsequent Events

GAAP requires recognition in the financial statements of the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.

Dividends: The Fund’s Board of Directors declared the following monthly dividends:

Dividend Per Share	Record Date	Payable Date
$0.1271	July 18, 2013	July 26, 2013
$0.1271	August 15, 2013	August 30, 2013

Management has evaluated subsequent events in the preparation of the Fund’s financial statements and has determined that other than the items listed herein, there are no events that require recognition or disclosure in the financial statements.

28        Brookfield Investment Management Inc.

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.

Report of Independent Registered Public Accounting Firm

June 30, 2013

To the Board of Directors and Stockholders of

Brookfield Mortgage Opportunity Income Fund Inc.

We have audited the accompanying statement of assets and liabilities of Brookfield Mortgage Opportunity Income Fund Inc. (the “Fund”), including the schedule of investments, as of June 30, 2013, and the related statements of operations, changes in net assets, cash flows, and the financial highlights for the period March 26, 2013 (commencement of operations) through June 30, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2013, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Brookfield Mortgage Opportunity Income Fund Inc. as of June 30, 2013, the results of its operations, the changes in its net assets, its cash flows and the financial highlights for the period March 26, 2013 (commencement of operations) through June 30, 2013, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Philadelphia, Pennsylvania

August 28, 2013

2013 Annual Report        29

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.

Tax Information (Unaudited)

June 30, 2013

The Fund is required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund’s period end (June 30, 2013) as to the federal tax status of distributions received by stockholders during such fiscal period. Accordingly, we are advising you that 26.70% of the distributions paid from net investment income for the Fund was reclassified as return of capital and are reflected as such in the Fund’s Statement of Changes in Net Assets and Financial Highlights.

Because the Fund’s period is not a calendar year, another notification will be sent with respect to calendar 2013. The second notification, which will reflect the amount to be used by calendar year taxpayers on their federal, state and local income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2014. Stockholders are advised to consult their own tax advisors with respect to the tax consequences of their investments in the Fund.

30        Brookfield Investment Management Inc.

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.

Compliance Certification (Unaudited)

June 30, 2013

On April 17, 2013, the Fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Fund’s principal executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-Q relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.

2013 Annual Report        31

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.

Information Concerning Directors and Officers (Unaudited)

The following tables provide information concerning the directors and officers of the Fund.

Directors of the Fund

Name, Address and Age	Position(s) Held with Funds and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director

Disinterested Director
Class I Director to serve until 2014 Annual Meeting of Stockholders:

Rodman L. Drake c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Age 70	Director and Chairman of the Board, Member of the Audit Committee, Chairman of the Nominating and Compensation Committee, Member of Executive Committee	Chairman (since 2003) and Director/Trustee of several investment companies advised by the Adviser (1989-Present); Director and/or Lead Director of Crystal River Capital, Inc. (2005- 2010); Chairman of the Board (2005-2010); Interim President and Chief Executive Officer of Crystal River Capital, Inc. (2009-2010); Director of Celgene Corporation (2006-Present); Director of Chimerix Corporation (2013-Present); Director of Student Loan Corporation (2005-2010); Director of Apex Silver Mines Limited (2007- 2009); Co-founder, Baringo Capital LLC (2002- Present); Director of Jackson Hewitt Tax Services Inc. (2004-2011); Director of Animal Medical Center (2002-Present); Director and/or Lead Director of Parsons Brinckerhoff, Inc. (1995-2008); Trustee of Columbia Atlantic Funds (2007-2009); Chairman of Columbia Atlantic Funds (2009-Present).	11

Interested Director
Class I Director to serve until 2014 Annual Meeting of Stockholders:

Heather Goldman c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Age 46	Director	Director/Trustee of several investment companies advised by the Adviser (February 2013-Present) Global Head of Marketing and Business Development of the Advisor (2011-Feb. 2013); Managing Partner, Brookfield Financial (2009-2011); Head of Investor Relations of Starwood Capital Group Global (2007-2009).	11

32        Brookfield Investment Management Inc.

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.

Information Concerning Directors and Officers (Unaudited)

Directors of the Fund (continued)

Name, Address and Age	Position(s) Held with Funds and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director

Disinterested Directors
Class II Directors to serve until 2015 Annual Meeting of Stockholders:

Edward A. Kuczmarski c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Age 63	Director, Member of the Audit Committee, Chairman of the Nominating and Compensation Committee New Director Nominee Three Year Term	Certified Public Accountant and Retired Partner of Crowe Horwath LLP (formerly Hays & Company before merger in 2009) (1980-2013); Director of ISI Funds (2007-Present); Trustee of the Daily Income Fund (2006-Present); Director of the California Daily Tax Free Income Fund, Inc. (2006-Present).	5

Stuart A. McFarland c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Age 66	Director, Member of the Audit Committee, Member of the Nominating and Compensation Committee	Director/Trustee of several investment companies advised by the Adviser (2006- Present); Director of United Guaranty Corporation (July 2011-Present); Lead Independent Director of Brandywine Funds (2003-Present); Director of New Castle Investment Corp. (2000-Present); Chairman and Chief Executive Officer of Federal City Bancorp, Inc. (2005-2007); Managing Partner of Federal City Capital Advisors (1997-Present).	6

Disinterested Director
Class III Director to serve until 2016 Annual Meeting of Stockholders:

Louis P. Salvatore c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Age 66	Director, Chairman of the Audit Committee, Member of the Nominating and Compensation Committee Elected for Three Year Term	Director/Trustee of several investment companies advised by the Adviser (2005-Present); Director of SPFiber Technologies, Inc. (2012-Present); Director of Chambers Street Properties (2012- Present); Director of Crystal River Capital, Inc. (2005-2010); Director of Turner Corp. (2003- Present); Director of Jackson Hewitt Tax Services, Inc. (2004-2011); Employee of Arthur Andersen LLP (2002-Present).	11

2013 Annual Report        33

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.

Information Concerning Directors and Officers (Unaudited)

Directors of the Fund (continued)

Name, Address and Age	Position(s) Held with Funds and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director

Interested Director
Class III Director to serve until 2016 Annual Meeting of Stockholders:

Kim G. Redding* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Age 58	President and Director New Director Nominee Three Year Term	President of several investment companies advised by the Adviser (2010-Present); Chief Investment Strategist, Brookfield Asset Management Inc. (July 2013-Present) Chief Executive Officer and Co- Chief Investment Officer (November 2012-July 2013); Chief Executive Officer and Chief Investment Officer of the Advisor (2010-2012); Co-Chief Executive Officer and Chief Investment Officer of the Advisor (2009-2010); Director, Brookfield Investment Management (UK) Limited (2011-Present); Director and Chairman of the Board of Directors, Brookfield Investment Management (Canada) Inc. (2011-Present); Director, Brookfield Investment Funds (UCITS) plc (2011-Present); Director, Brookfield Investment Funds (QIF) plc (2011-Present); Founder and Chief Executive Officer of Brookfield Redding LLC (2001-2009).	5

34        Brookfield Investment Management Inc.

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.

Information Concerning Directors and Officers (Unaudited)

Officers of the Fund

Name, Address and Age	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Kim G. Redding* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Age 58	President	Elected Annually Since February 2013	President of several investment companies advised by the Adviser (2010-Present); Chief Investment Strategist of Brookfield Asset Management Inc. (2013-Present) Chief Executive Officer and Chief Investment Officer of the Advisor (2010-Present); Director, Brookfield Investment Management (UK) Limited (2011-Present); Director and Chairman of the Board of Directors, Brookfield Investment Management (Canada) Inc. (2011-Present); Co-Chief Executive Officer and Chief Investment Officer of the Advisor (2009-2010); Director, Brookfield Investments Funds (UCITS) PLC (2011-Present); Director, Brookfield Investment Funds (QIF) PLC (2011-Present); Founder and Chief Executive Officer of Brookfield Redding LLC (2001-2009); Founder and Chief Executive Officer of Brookfield Redding LLC (2001-2009).

Michelle Russell-Dowe* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Age 42	Vice President	Elected Annually Since February 2013	Portfolio Manager (2001-Present) and Managing Director (2005-Present) of the Adviser.

Steven M. Pires* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Age 56	Treasurer	Elected Annually Since February 2013	Treasurer of several investment companies advised by the Adviser (2009-Present); Vice President of the Adviser (2011-Present); Vice President of Brookfield Operations and Management Services LLC (2008-2011).

Jonathan C. Tyras* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Age 44	Secretary	Elected Annually Since February 2013	Managing Director and Chief Financial Officer of the Adviser (2010-Present), Director of the Advisor (2006-2010); General Counsel and Secretary of the Adviser (2006-Present); Vice President and General Counsel (2006-2010) and Secretary (2007-2010) of Crystal River Capital, Inc.; Secretary of several investment companies advised by the Advisor (2006-Present); Chief Financial Officer of Brookfield Investment Management (UK) Limited (2011-Present): Chief Financial Officer of Brookfield Investment Management (Canada) Inc. (2011- Present); Managing Director, AMP Capital Brookfield Pty Limited (2011-2012).

Seth Gelman* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Age 37	Chief Compliance Officer (“CCO”)	Elected Annually Since February 2013	CCO of several investment companies advised by the Adviser (2009-Present); Director and CCO of the Adviser (2009-Present); Vice President, Oppenheimer Funds, Inc. (2004-2009).

*	Interested person as defined by the Investment Company Act of 1940, as amended (the “1940 Act”) because of affiliations with Brookfield Investment Management Inc., Adviser of the Fund.

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1-800-497-3746.

2013 Annual Report        35

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.

Board Considerations Relating to the Investment Advisory Agreements (Unaudited)

June 30, 2013

At the organizational meeting held on February 6, 2013, the Board, including a majority of the Disinterested Directors, considered and approved the initial approval of the investment advisory agreement (the “Advisory Agreement”) between Brookfield Investment Management Inc. (the “Adviser”) and the Fund. In approving the Advisory Agreement, the Board, including a majority of the Disinterested Directors, determined that the fee structure was fair and reasonable and that approval of the Advisory Agreement was in the best interests of the Fund and its shareholders. The Board of Trustees considered a wide range of information, including information received from the Adviser at the Board meeting. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board’s decision.

THE NATURE, EXTENT AND QUALITY OF THE SERVICES TO BE PROVIDED BY BROOKFIELD. The Board reviewed in detail the nature, extent and quality of services to be provided by Brookfield under the Advisory Agreement. The Board noted that these services include, among other things, furnishing a continuous investment program for the Fund, including arranging for, or implementing, the purchase and sale of portfolio securities, the provision of general corporate services such as portfolio management compliance services and the preparation and filing of certain reports on behalf of the Fund. The Board also considered, among other things, the professional experience and qualifications of the senior management and key professional personnel of Brookfield, including those individuals responsible for portfolio management. The Board considered that Brookfield provides, at its own expense, office facilities and equipment for use by the Fund and supervisory persons responsible for supervising and monitoring the Fund’s service providers. The Board also considered that Brookfield pays for the compensation of officers of the Fund who are also officers or employees of Brookfield, except as may otherwise be determined by the Board.

The Board also considered Brookfield’s operational capabilities and resources. The Board considered that Brookfield is a wholly-owned subsidiary of Brookfield Asset Management (“BAM”), a global asset manager focusing on property, renewable power and infrastructure assets. It was further noted that Brookfield’s parent company, BAM, is a highly regarded global investment manager. It was then noted that Brookfield’s institutional clients include insurance companies, pension funds, registered investment companies, private investment vehicles, Taft-Hartley investors, sovereign wealth funds, and mutual funds as well as foundations and endowments.

The Board evaluated these factors in consultation with Paul Hastings. Based on its review, the Board concluded that the nature, extent, and quality of services provided by Brookfield, in view of the Fund under the Advisory Agreement were reasonable and appropriate in relation to the Brookfield advisory fee.

THE PERFORMANCE OF THE FUND AND BROOKFIELD. Since the Fund had not yet commenced operations, it was not possible for the Board to consider the performance of the Fund and Brookfield. In connection with its assessment of the ability of Brookfield to perform its duties under the Advisory Agreement, the Board considered Brookfield’s financial condition and whether it had the resources necessary to carry out its functions under the Advisory Agreement. The Board concluded that Brookfield had the financial resources necessary to perform its obligations under the Agreements.

THE COST OF THE ADVISORY SERVICES AND THE PROFITS TO BROOKFIELD AND ITS AFFILIATES FROM ITS RELATIONSHIP WITH THE FUND. The Board considered the proposed level of the advisory fee for the Fund and discussed comparative advisory and administrative fees of other comparable closed-end funds, including Brookfield private accounts, and discussed the differences in the fees charged and services provided to the different accounts and the Fund. The Board considered that this type of information would be useful in assessing whether Brookfield would be providing services at a cost that was competitive with other similarly managed closed-end funds.

The Board considered that the Adviser stated that the service level for private accounts is materially different than the services provided to its mutual fund clients and that the private account fees only relate to managing the account’s portfolio of securities and is exclusive of custodial and administrative fees. Additionally, they considered that the private accounts do not require, and therefore the fees do not relate to, regulatory filings, tax reporting or

36        Brookfield Investment Management Inc.

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.

Board Considerations Relating to the Investment Advisory Agreements (Unaudited) (continued)

June 30, 2013

filings, calculation of investment gains and the management of year-end distributions, and the performance of legally required diversification testing. The Board concluded that the contractual advisory fee and total fund expenses for the Fund were reasonable, noting that the advisory fees charged by the Fund were higher than the median advisory fees charged by the closed-end funds in the Morningstar peer group and higher than the fees charged to the Brookfield private accounts. In concluding that the advisory fees and fund expenses were reasonable, the Board considered the Fund’s innovative and unique investment process.

Since the Fund had not yet commenced operations, the Board did not consider the overall profitability of Brookfield in connection with the operation of the Fund. In this regard, Brookfield agreed to provide the Board a profitability analysis for the Fund addressing the overall profitability of Brookfield for its management of the Fund, as well as its expected profits and that of its affiliates for providing investment advisory or administrative support for the Fund at the first renewal of the Agreements, and annually thereafter.

ECONOMIES OF SCALE. The Board considered whether economies of scale would be realized by the Fund at higher asset levels. The Board also assessed whether certain costs would increase if asset levels rise. The Board concluded, however, that economies of scale are less relevant in the Board’s calculus due to the Fund’s status as a closed-end fund.

OTHER FACTORS. The Board also considered whether Brookfield would benefit in other ways from its relationship with the Fund, noting that Brookfield expects to participate in third party soft-dollar practices and commission sharing agreements, in which Brookfield receives brokerage and research products and services in exchange for the direction of brokerage business to a particular broker or brokers. It was further noted that Brookfield analyzes its use of client brokerage commissions annually to ensure that its use of soft dollars falls within the safe harbor provided by Section 28(e) of the Exchange Act. Finally, it was noted that Brookfield will serve as Administrator (as defined below) of the Fund, and the Board discussed the benefits that would accrue to Brookfield for that arrangement.

In considering the approval of the Advisory Agreement, the Board, including the Disinterested Directors, did not identify any single factor as controlling. Based on the Board’s evaluation of all factors that it deemed to be relevant, the Board, including the Disinterested Directors, concluded that the Adviser has demonstrated that it possesses the capability and resources necessary to perform the duties required of it under the Advisory Agreement and the proposed Advisory fees are fair and reasonable, given the nature, extent and quality of the services to be rendered by the Adviser.

After carefully reviewing all of these factors, the Board, including the Disinterested Directors, unanimously approved the initial approval of the Advisory Agreement.

2013 Annual Report        37

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.

Dividend Reinvestment Plan (Unaudited)

The Fund has adopted a Dividend Reinvestment Plan (the “Plan’’) that provides that unless you elect to receive your distributions in cash, they will be automatically reinvested by the Plan Administrator, U.S. Bancorp Fund Services, LLC (“USBFS”), in additional shares of common stock. If you elect to receive distributions in cash, you will receive them paid by check mailed directly to you by the Plan Administrator.

No action is required on the part of a stockholder to have their cash distribution reinvested in shares of the Fund’s common stock. Unless you or your brokerage firm decides to opt out of the Plan, the number of shares of common stock you will receive will be determined as follows:

(1)	The number of shares to be issued to a stockholder shall be based on share price equal to 95% of the closing price of the Fund’s common stock one day prior to the distribution payment date.

(2)

The Board of Directors may, in its sole discretion, instruct the Fund to purchase shares of its common stock in the open market in connection with the implementation of the Plan as follows: if the Fund’s common stock is trading below net asset value at the time of valuation, upon notice from the Fund, the Plan Administrator will receive the distribution in cash and will purchase common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts, except that the Plan Administrator will endeavor to terminate purchases in the open market and cause the Fund to issue the remaining shares if, following the commencement of the purchases, the market value of the shares, including brokerage commissions, exceeds the net asset value at the time of valuation. Provided the Plan Administrator can terminate purchases on the open market, the remaining shares will be issued by the Fund at a price equal to the greater of (i) the net asset value at the time of valuation or (ii) 95% of the then-current market price. It is possible that the average purchase price per share paid by the Plan Administrator may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the distribution had been paid entirely in common stock issued by the Fund.

You may withdraw from the Plan at any time by giving written notice to the Plan Administrator, or by telephone in accordance with such reasonable requirements as the Fund and the Plan Administrator may agree upon. Such withdrawal will be effective the next business day. If you withdraw or the Plan is terminated, the Plan Administrator will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Administrator maintains all common stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common stock in your account will be held by the Plan Administrator in non-certificated form. The Plan Administrator, or the Fund’s appointed agent, will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all common stock you have received under the Plan. There is no brokerage charge for reinvestment of your distributions in common stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Administrator when it makes open market purchases.

Automatically reinvesting distributions does not avoid a taxable event or the requirement to pay income taxes due upon receiving distributions, even though you have not received any cash with which to pay the resulting tax.

If you hold common stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any distribution reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Plan Administrator’s fees under the Plan will be borne by the Fund. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend or terminate the Plan, including amending the Plan to include a service charge payable by the participants, if in the judgment of the Board of Directors the change is warranted. Any amendment to the Plan, except amendments necessary or appropriate to comply with applicable law or the rules and policies of the Commission or any other regulatory authority, require the Fund to provide at least 30 days written notice to each participant. Additional information about the Plan may be obtained from U.S. Bancorp Fund Services, LLC at 615 East Michigan Street, Milwaukee, Wisconsin 53202.

38        Brookfield Investment Management Inc.

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.

Joint Notice of Privacy Policy (Unaudited)

Brookfield Investment Management Inc. (“BIM”), on its own behalf and on behalf of the funds managed by BIM and its affiliates, recognizes and appreciates the importance of respecting the privacy of our clients and shareholders. Our relationships are based on integrity and trust and we maintain high standards to safeguard your non-public personal information (“Personal Information”) at all times. This privacy policy (“Policy”) describes the types of Personal Information we collect about you, the steps we take to safeguard that information and the circumstances in which it may be disclosed.

If you hold shares of a Fund through a financial intermediary, such as a broker, investment adviser, bank or trust company, the privacy policy of your financial intermediary will also govern how your Personal Information will be shared with other parties.

WHAT INFORMATION DO WE COLLECT?

We collect the following Personal Information about you:

•

Information we receive from you in applications or other forms, correspondence or conversations, including but not limited to name, address, phone number, social security number, assets, income and date of birth.

•

Information about transactions with us, our affiliates, or others, including but not limited to account number, balance and payment history, parties to transactions, cost basis information, and other financial information.

•	Information we may receive from our due diligence, such as your creditworthiness and your credit history.

WHAT IS OUR PRIVACY POLICY?

We may share your Personal Information with our affiliates in order to provide products or services to you or to support our business needs. We will not disclose your Personal Information to nonaffiliated third parties unless 1) we have received proper consent from you; 2) we are legally permitted to do so; or 3) we reasonably believe, in good faith, that we are legally required to do so. For example, we may disclose your Personal Information with the following in order to assist us with various aspects of conducting our business, to comply with laws or industry regulations, and/or to effect any transaction on your behalf;

•

Unaffiliated service providers (e.g. transfer agents, securities broker-dealers, administrators, investment advisors or other firms that assist us in maintaining and supporting financial products and services provided to you);

•	Government agencies, other regulatory bodies and law enforcement officials (e.g. for reporting suspicious transactions);

•	Other organizations, with your consent or as directed by you; and

•	Other organizations, as permitted or required by law (e.g. for fraud protection)

When we share your Personal Information, the information is made available for limited purposes and under controlled circumstances designed to protect your privacy. We require third parties to comply with our standards for security and confidentiality.

HOW DO WE PROTECT CLIENT INFORMATION?

We restrict access to your Personal Information to those persons who require such information to assist us with providing products or services to you. It is our practice to maintain and monitor physical, electronic, and procedural safeguards that comply with federal standards to guard client nonpublic personal information. We regularly train our employees on privacy and information security and on their obligations to protect client information.

CONTACT INFORMATION

For questions concerning our Privacy Policy, please contact our client services representative at 1-855-777-8001.

2013 Annual Report        39

[THIS PAGE IS INTENTIONALLY LEFT BLANK]

[THIS PAGE IS INTENTIONALLY LEFT BLANK]

[THIS PAGE IS INTENTIONALLY LEFT BLANK]

CORPORATE INFORMATION

Investment Adviser and Administrator

Brookfield Investment Management Inc.

Brookfield Place

250 Vesey Street

New York, New York 10281-1023

www.brookfieldim.com

Please direct your inquiries to:

Investor Relations

Phone: 1-800-497-3746

E-mail: funds@brookfield.com

Transfer Agent

Stockholder inquiries relating to distributions, address

changes and stockholder account information should

be directed to the Fund’s transfer agent:

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

1-800-282-0429

Fund Accounting Agent

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

Sub-Administrator

U.S. Bancorp Fund Services, LLC

1201 South Alma School Road, Suite 3000

Mesa, Arizona 85210

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

1700 Market Street

Philadelphia, Pennsylvania 19103

Legal Counsel

Paul Hastings LLP

75 East 55th Street

New York, New York 10022

Custodian

U.S. Bank National Association

1555 North River Center Drive, Suite 302

Milwaukee, Wisconsin 53212

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q are available on the SEC’s website at www.sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

You may obtain a description of the Fund’s proxy voting policies and procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request by calling 1-800-497-3746, or go to SEC’s website at www.sec.gov.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant had adopted a Code of Ethics for Principal Executive and Principal Financial Officers (the “Code”). There were no amendments to or waivers from the Code during the period covered by this report. A copy of the Registrant’s Code will be provided upon request to any person without charge by contacting Investor Relations at (855) 777-8001 or by writing to Secretary, Brookfield Mortgage Opportunity Income Fund Inc., Brookfield Place, 250 Vesey Street, 15th Floor, New York, NY 10281-1023.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that four members serving on the Registrant’s audit committee are audit committee financial experts. Their names are Rodman L. Drake, Stuart A. McFarland, Edward A. Kuczmarski and Louis P. Salvatore. Messrs. Drake, McFarland, Kuczmarski and Salvatore are each independent.

Item 4. Principal Accountant Fees and Services.

Audit Fees

For the fiscal year ended June 30, 2013, the first fiscal year end since the Registrant’s launch, Deloitte & Touche LLP billed the Registrant aggregate fees of $62,000 for professional services rendered for the audit of the Registrant’s annual financial statements and review of financial statements included in the Registrant’s annual report to shareholders.

Tax Fees

For the fiscal year ended June 30, 2013, Deloitte & Touche LLP billed the Registrant aggregate fees of $8,000 for professional services rendered for tax compliance, tax advice and tax planning. The nature of the services comprising the Tax Fees was the review of the Registrant’s income tax returns and tax distributions requirments.

Audit-Related Fees

For the fiscal year ended June 30, 2013, there were no Audit-related fees.

All Other Fees

For the fiscal years ended June 30, 2013 there were no Other Fees.

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Registrant’s Audit Committee members include Rodman L. Drake, Stuart A. McFarland, Edward A. Kuczmarski and Louis P. Salvatore.

Item 6. Schedule of Investments.

Please see Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End
Management Investment Companies.

BROOKFIELD INVESTMENT MANAGEMENT INC.

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES

May 2012

The Portfolio Proxy Voting Policies and Procedures (the “Policies and Procedures”) set forth the proxy voting policies, procedures and guidelines to be followed by Brookfield Investment Management Inc. and its subsidiaries and affiliates (collectively, “BIM”) in voting portfolio proxies relating to securities that are held in the portfolios of the investment companies or other clients (“Clients”) for which BIM has been delegated such proxy voting authority.

A.  Proxy Voting Committee

BIM’s internal proxy voting committee (the “Committee”) is responsible for overseeing the proxy voting process and ensuring that BIM meets its regulatory and corporate governance obligations in voting of portfolio proxies.

The Committee shall oversee the proxy voting agent’s compliance with these Policies and Procedures, including any deviations by the proxy voting agent from the proxy voting guidelines (“Guidelines”).

B.  Administration and Voting of Portfolio Proxies

1.  Fiduciary Duty and Objective

As an investment adviser that has been granted the authority to vote on portfolio proxies, BIM owes a fiduciary duty to its Clients to monitor corporate events and to vote portfolio proxies consistent with the best interests of its Clients. In this regard, BIM seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, BIM generally votes portfolio proxies in a uniform manner for its Clients and in accordance with these Policies and Procedures and the Guidelines.

In meeting its fiduciary duty, BIM generally view proxy voting as a way to enhance the value of the company’s stock held by the Clients. Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, BIM’s primary consideration is the economic interests its Clients.

2.  Proxy Voting Agent

BIM may retain an independent third party proxy voting agent to assist BIM in its proxy voting responsibilities in accordance with these Policies and Procedures and in particular, with the Guidelines. As discussed above, the Committee is responsible for monitoring the proxy voting agent.

In general, BIM may consider the proxy voting agent’s research and analysis as part of BIM’s own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis. BIM bears ultimate responsibility for how portfolio proxies are voted. Unless instructed otherwise by BIM, the proxy voting agent, when retained, will vote each portfolio proxy in accordance with the Guidelines. The proxy voting agent also will assist BIM in maintaining records of BIM’s portfolio proxy votes, including the appropriate records necessary for registered investment companies to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the Securities and Exchange Commission (“SEC”).

3.  Material Conflicts of Interest

BIM votes portfolio proxies without regard to any other business relationship between BIM and the company to which the portfolio proxy relates. To this end, BIM must identify material conflicts of interest that may arise between a Client and BIM, such as the following relationships:

•

BIM provides significant investment advisory or other services to a portfolio company or its affiliates (the “Company”) whose management is soliciting proxies or BIM is seeking to provide such services;

•	BIM serves as an investment adviser to the pension or other investment account of the Company or BIM is seeking to serve in that capacity; or
•	BIM and the Company have a lending or other financial-related relationship.

In each of these situations, voting against the Company management’s recommendation may cause BIM a loss of revenue or other benefit.

BIM generally seeks to avoid such material conflicts of interest by maintaining separate investment decision-making and proxy voting decision-making processes. To further minimize possible conflicts of interest, BIM and the Committee employ the following procedures, as long as BIM determines that the course of action is consistent with the best interests of the Clients:

•

If the proposal that gives rise to a material conflict is specifically addressed in the Guidelines, BIM will vote the portfolio proxy in accordance with the Guidelines, provided that the Guidelines do not provide discretion to BIM on how to vote on the matter (i.e., case-by-case); or

•

If the previous procedure does not provide an appropriate voting recommendation, BIM may retain an independent fiduciary for advice on how to vote the proposal or the Committee may direct BIM to abstain from voting because voting on the particular proposal is impracticable and/or is outweighed by the cost of voting.

4.  Certain Foreign Securities

Portfolio proxies relating to foreign securities held by Clients are subject to these Policies and Procedures. In certain foreign jurisdictions, however, the voting of portfolio proxies can result in additional restrictions that have an economic impact to the security, such as “share-blocking.” If BIM votes on the portfolio proxy, share-blocking may prevent BIM from selling the shares of the foreign security for a period of time. In determining whether to vote portfolio proxies subject to such restrictions, BIM, in consultation with the Committee, considers whether the vote, either in itself or together with the votes of other shareholders, is expected to affect the value of the security that outweighs the cost of voting. If BIM votes on a portfolio proxy and during the “share-blocking period,” BIM would like to sell the affected foreign security, BIM, in consultation with the Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).

C.  Fund Board Reporting and Recordkeeping

BIM will prepare periodic reports for submission to the Boards of Directors of its affiliated funds (the “Funds”) describing:

•

any issues arising under these Policies and Procedures since the last report to the Funds’ Boards of Directors/Trustees and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Procedures; and

•

any proxy votes taken by BIM on behalf of the Funds since the last report to such Funds’ Boards of Directors/Trustees that deviated from these Policies and Procedures, with reasons for any such deviations.

In addition, no less frequently than annually, BIM will provide the Boards of Directors/Trustees of the Funds with a written report of any recommended changes based upon BIM’s experience under these Policies and Procedures, evolving industry practices and developments in the applicable laws or regulations.

BIM will maintain all records that are required under, and in accordance with, all applicable regulations, including the Investment Company Act of 1940, as amended, and the Investment Advisers Act of 1940, which include, but not limited to:

•	these Policies and Procedures, as amended from time to time;
•	records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX, as applicable;
•	records of written client requests for proxy voting information and any written responses of BIM to such requests; and
•	any written materials prepared by BIM that were material to making a decision in how to vote, or that memorialized the basis for the decision.

D.  Amendments to these Procedures

The Committee shall periodically review and update these Policies and Procedures as necessary. Any amendments to these Procedures and Policies (including the Guidelines) shall be provided to the Board of Directors of BIM and to the Boards of Directors of the Funds for review and approval.

E.  Proxy Voting Guidelines

Guidelines are available upon request.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Ms. Michelle Russell-Dowe – Ms. Russell-Dowe is a Portfolio Manager and Head of the Securitized Products Investment Team. In her role, Ms. Russell-Dowe is responsible for the firm’s Securitized Products Strategies and exposures. Ms. Russell-Dowe leads the securities analysis committee and also oversees research for structured products. Ms. Russell-Dowe has 19 years of investment experience in securitized products, including 14 years with the firm. She earned a Bachelor of Arts degree in Economics from Princeton University and holds an MBA from the Graduate School of Business at Columbia University, where she graduated as valedictorian.

Jeffrey Williams, CFA – Mr. Williams is a Portfolio Manager for Brookfield’s securitized products investment team. Mr. Williams maintains responsibility for portfolio management and business development related to the firm’s securitized product strategies, with a particular focus on CMBS and related assets. Mr. Williams has 26 years of experience as a commercial real estate portfolio manager, specializing in subordinate CMBS, investment grade CMBS, CDOs, derivatives and REITs. Mr. Williams holds the Chartered Financial Analyst designation and has an MBA from Georgia State University and a BA in Finance from the University of South Florida.

Anthony A. Breaks, CFA – Mr. Breaks is a Portfolio Manager on the Securitized Products Investments team. Mr. Breaks is a team leader in MBS/ABS and is a member of the team’s securities analysis committee. Mr. Breaks also has managed securitized product vehicles, such as SIV, ABCP and CDOs, for Brookfield and has experience in insurance company asset management. Mr. Breaks earned a Bachelor of Science degree in Electrical Engineering from the Massachusetts Institute of Technology. He holds the Chartered Financial Analyst designation.

Ms. Russell-Dowe leads the management of the Fund and Messrs. Breaks and Williams share equally the day-to-day portfolio management responsibilities.

Management of Other Accounts

Ms. Russell-Dowe manages other investment companies and/or investment vehicles and accounts in addition to the Registrant. The tables below show the number of other accounts managed by Ms. Russell-Dowe as of July 31, 2013 and the total assets in each of the following categories: (a) registered investment companies; (b) other pooled investment vehicles; and (c) other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

	Registered Investment Companies	Other Pooled Investment Vehicles
			Other Accounts
Number of Accounts Managed	3	8	13
Number of Accounts Managed with Performance- Based Advisory Fees	0	1	1
Assets Managed	$1039 million	$826 million	$2406 million
Assets Managed with Performance-Based Advisory Fees	$0	$30 million	$600 million

The following table provides information about the accounts managed by Jeffrey Williams, Co-Portfolio Manager for the Registrant, as of July 31, 2013:

	Registered Investment Companies	Other Pooled Investment Vehicles
			Other Accounts
Number of Accounts Managed	0	1	0
Number of Accounts Managed with Performance- Based Advisory Fees	0	1	0
Assets Managed	$0	$30 million	$0
Assets Managed with Performance-Based Advisory Fees	$0	$30 million	$0

The following table provides information about the accounts managed by Anthony A. Breaks, Co-Portfolio Manager for the Registrant, as of July 31, 2013:

	Registered Investment Companies	Other Pooled Investment Vehicles
			Other Accounts
Number of Accounts Managed	2	0	2
Number of Accounts Managed with Performance- Based Advisory Fees	0	0	0
Assets Managed	$219 million	$0 million	$431 million
Assets Managed with Performance-Based Advisory Fees	$0	$0	$0

Share Ownership

The following table indicates the dollar range of securities of the Registrant owned by the Registrant’s portfolio managers as July 31, 2013.

Dollar Range of Securities Owned
Michelle Russell-Dowe Jeffrey Williams Anthony A. Breaks	Over $100,000 $0 $0

Portfolio Manager Material Conflict of Interest

Potential conflicts of interest may arise when a fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers of the Registrant.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as the case may be if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment adviser and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

The Adviser and the Registrants have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and the individuals that it employs. For example, the Adviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The Adviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is, however, no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may appear.

Portfolio Manager Compensation

The Registrant’s portfolio manager is compensated by the Adviser. The compensation structure of the Adviser’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) if applicable, long-term stock-based compensation consisting generally of restricted stock units of the Adviser’s indirect parent company, Brookfield Asset Management, Inc. The portfolio managers also receive certain retirement, insurance and other benefits that are broadly available to all of the Adviser’s employees. Compensation of the portfolio managers is reviewed on an annual basis by senior management.

The Adviser compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities, the total return performance of funds and accounts managed by the portfolio manager on an absolute basis and versus appropriate peer groups of similar size and strategy, as well as the management skills displayed in managing their subordinates and the teamwork displayed in working with other members of the firm. Since the portfolio managers are responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis almost equally weighted among performance, management and teamwork. Base compensation for the Adviser’s portfolio managers varies in line with the portfolio manager’s seniority and position. The compensation of portfolio managers with other job responsibilities (such as acting as an executive officer of the Adviser and supervising various departments) will include consideration of the scope of such responsibilities and the portfolio manager’s performance in meeting them. The Adviser seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the Adviser and its indirect parent. While the salaries of the Adviser’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in the portfolio manager’s performance and other factors as described herein.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)      The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s Disclosure Controls and Procedures are effective, based on their evaluation of such Disclosure Controls and Procedures as of a date within 90 days of the filing of this report on Form N-CSR.

(b)      As of the date of filing this Form N-CSR, the Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected or is reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  None.

(2)    A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

(3)  None.

(b)      A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.

By:	/s/ Kim G. Redding
Kim G. Redding President, Director and Principal Executive Officer

Date: September 5, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kim G. Redding
Kim G. Redding President, Director and Principal Executive Officer

Date: September 5, 2013

By:	/s/ Steven M. Pires
Steven M. Pires Treasurer and Principal Financial Officer

Date: September 5, 2013